Exhibit 99.1

J & P PARK ACQUISITIONS, INC.

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 27, 2014

AND DECEMBER 28, 2013

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 27, 2014

AND DECEMBER 28, 2013

10990 Wilshire Boulevard 16th Floor Los Angeles, CA 90024	310-873-1600 T 310-873-6600 F www.greenhassonjanks.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

J & P Park Acquisitions, Inc. and Subsidiary

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of J & P Park Acquisitions, Inc. and Subsidiary (the Company), which comprise the consolidated balance sheets as of December 27, 2014 and December 28, 2013, and the related consolidated statements of income, net worth, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of J & P Park Acquisitions, Inc. and Subsidiary as of December 27, 2014 and December 28, 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United Statements of America.

March 27, 2015

Los Angeles, California

An independent member of HLB International, a worldwide network of accounting firms and business advisors.

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 27, 2014	December 28, 2013
ASSETS
CURRENT ASSETS:
Cash	$2,979,662	$1,919,262
Accounts Receivable – Trade (Net of Allowance for Doubtful Accounts of $35,354 in 2014 and $56,232 in 2013)	385,252	394,039
Inventory	1,880,772	1,960,741
Prepaid Expenses and Other Current Assets	1,038,571	1,397,819

TOTAL CURRENT ASSETS	6,284,257	5,671,861

PROPERTY AND EQUIPMENT (Net)	6,671,951	6,797,077

OTHER ASSETS:
Goodwill and Intangible Assets (Net)	145,711	165,911
Deferred Income Taxes	—	111,000

TOTAL OTHER ASSETS	145,711	276,911

TOTAL ASSETS	$13,101,919	$12,745,849

LIABILITIES AND NET WORTH

CURRENT LIABILITIES:
Accounts Payable	$2,222,486	$3,597,963
Accrued Expenses and Other Current Liabilities	891,657	622,250
Income Tax Payable	416,000	—
Deferred Sales	547,545	587,198
Merchandise Credits and Gift Card Liabilities	464,020	399,639
Deferred Income Taxes	53,000	151,000
Current Maturities of Long-Term Debt - Bank	400,008	2,469,984

TOTAL CURRENT LIABILITIES	4,994,716	7,828,034

OTHER LIABILITIES
Long-Term Debt – Related Party	—	749,185
Deferred Income Taxes	190,000	—
Long-Term Debt - Bank	3,338,126	—

TOTAL OTHER LIABILITIES	3,528,126	749,185

TOTAL LIABILITIES	8,522,842	8,577,219

COMMITMENTS & CONTINGENCIES

NET WORTH:
Common Stock - $0.01 Par Value, 10,000 Shares Authorized; 4,536 Shares Issued and Outstanding	45	45
Preferred Stock - $0.01 Par Value, 3,000 Shares Authorized; 3,061 Shares Issued and Outstanding	31	31
Additional Paid-In Capital	739,842	739,842
Retained Earnings	2,100,658	951,133
Non-Controlling Interest	1,738,501	2,477,579

TOTAL NET WORTH	4,579,077	4,168,630

TOTAL LIABILITIES AND NET WORTH	$13,101,919	$12,745,849

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended
	December 27, 2014		December 28, 2013
	Amount	% of Net Sales	Amount	% of Net Sales

NET SALES	$32,306,912	100.0	$32,820,580	100.0

COST OF SALES	14,843,685	45.9	16,296,257	49.7

GROSS PROFIT	17,463,227	54.1	16,524,323	50.3

OPERATING EXPENSES:
Selling	8,317,780	25.7	8,393,757	25.6
General and Administrative	6,004,879	18.6	6,311,646	19.2

TOTAL OPERATING EXPENSES	14,322,659	44.3	14,705,403	44.8

INCOME FROM OPERATIONS	3,140,568	9.8	1,818,920	5.5

OTHER EXPENSES:
Interest Expense	255,365	0.8	411,567	1.2
Amortization	20,200	0.1	20,200	0.1
Management Fees – Blackstreet	353,953	1.1	337,063	1.0
Board of Director Fees	125,187	0.4	132,870	0.4
One Time Costs	—	—	647,010	2.0
Other Expenses	156,988	0.5	32,256	0.1

TOTAL OTHER EXPENSES	911,693	2.9	1,580,966	4.8

INCOME BEFORE PROVISION FOR (BENEFIT FROM)INCOME TAXES	2,228,875	6.9	237,954	0.7

Provision for (Benefit from) Income Taxes	568,000	1.8	(92,000)	(0.3)

NET INCOME	1,660,875	5.1	329,954	1.0

Net Income Attributable to Non-Controlling Interest	511,350	1.6	468,758	1.4

NET INCOME (LOSS) ATTRIBUTABLE TO STOCKHOLDERS	$1,149,525	3.5	$(138,804)	(0.4)

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF NET WORTH

Years Ended December 27, 2014 and December 28, 2013

	Common Stock		Preferred Stock		Additional		Total	Non-Controlling
	Number of		Number of		Paid-In	Retained	Stockholders’	Interest in	Total
	Shares	Amount	Shares	Amount	Capital	Earnings	Equity	Subsidiary	Net Worth
Balance at December 29, 2013	5,000	$50	2,500	$25	$739,843	$1,089,937	$1,829,855	$1,973,884	$3,803,739

Purchases:
Common Stock	(465)	(5)	—	—	(167,772)	—	(167,777)	(585)	(168,362)
Preferred Stock	—	—	(216)	(2)	(64,132)	—	(64,134)	(49,098)	(113,232)

Issuances:
Common Stock	1	—	—	—	1,158	—	1,158	623	1,781
Preferred Stock	—	—	777	8	230,745	—	230,753	123,997	354,750

Distributions	—	—	—	—	—	—	—	(40,000)	(40,000)

Net Income (Loss)	—	—	—	—	—	(138,804)	(138,804)	468,758	329,954

BALANCE AT DECEMBER 28, 2013	4,536	45	3,061	31	739,842	951,133	1,691,051	2,477,579	4,168,630

Distributions	—	—	—	—	—	—	—	(1,250,428)	(1,250,428)

Net Income	—	—	—	—	—	1,149,525	1,149,525	511,350	1,660,875

BALANCE AT DECEMBER 27, 2014	4,536	$45	3,061	$31	$739,842	$2,100,658	$2,840,576	$1,738,501	$4,579,077

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended
	December 27, 2014	December 28, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$1,660,875	$329,954
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	313,538	293,644
Amortization of Intangible Assets	20,200	20,200
Bad Debt Provision (Reversal)	(20,878)	69,346
Deferred Income Tax Expense	203,000	—
Decrease in:
Accounts Receivable – Trade	29,665	294,112
Inventory	79,969	507,061
Prepaid Expenses and Other Current Assets	359,248	882
Increase (Decrease) in:
Accounts Payable	(1,375,477)	194,403
Accrued Expenses and Other Current Liabilities	269,407	191,318
Income Tax Payable	416,000	—
Deferred Sales	(39,653)	58,856
Merchandise Credits and Gift Card Liabilities	64,381	119,670

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,980,275	2,079,446

CASH FLOWS USED IN INVESTING ACTIVITY:
Acquisition of Property and Equipment	(188,412)	(297,723)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal Payments on Long-Term Debt	(261,866)	(2,129,942)
Proceeds from Long-Term Debt	780,831	—
Purchase of Common and Preferred Stock	—	(281,594)
Issuance of Common and Preferred Stock	—	356,531
Distributions to Non-Controlling Interest in Subsidiary	(1,250,428)	(40,000)

NET CASH USED IN FINANCING ACTIVITIES	(731,463)	(2,095,005)

NET INCREASE (DECREASE) IN CASH	1,060,400	(313,282)

Cash – Beginning of Year	1,919,262	2,232,544

CASH – END OF YEAR	$2,979,662	$1,919,262

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash Paid During the Year for:
Interest	$255,365	$468,758
Income Taxes	225,000	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Refinancing of Long-Term Debt	$3,219,169	$—

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	NATURE OF OPERATIONS

The consolidated financial statements include the accounts of J & P Park Acquisitions, Inc. (JPPA) and J & P Real Estate, LLC (JPRE) (hereafter, collectively, the Company).

J & P Park Acquisitions, Inc. was incorporated in August of 2010 under the laws of the State of Delaware and is a majority-owned subsidiary of BCP II J&P, LLC (BCP). JPPA, headquartered in Greenwood, South Carolina, is an online and direct marketing distribution business operating in the retail market under Park Seed, Jackson & Perkins, and Wayside Gardens, and in the wholesale market under Park Wholesale. JPPA’s product offering includes seeds, live goods and garden accessories. JPPA’s distribution facility is located in Greenwood, South Carolina. In 2010, the stockholders of JPPA formed JPRE, to own the office and warehouse facility in Greenwood, South Carolina and to lease this facility to JPPA under a non-cancellable operating lease.

(b)	PRINCIPLES OF CONSOLIDATION

Management determined JPRE to be a variable interest entity over which JPPA has a primary beneficial interest and therefore has consolidated JPRE under the guidance of Accounting Standards Codification (ASC) 810. JPPA retains no effective ownership in JPRE. JPPA is a guarantor on a credit facility with JPRE, and the economic substance of the relationship between JPPA and JPRE is that JPPA has a controlling financial interest in JPRE, even though it does not have an ownership interest. Accordingly, the accompanying financial statements present the consolidated financial results of JPPA and JPRE, with all significant balances and transactions between the two entities eliminated.

The lease between the entities was extended for a total of 5 years and expires in June 2019. JPPA has the option to extend the lease for up to 11 successive 1 year terms. The total rent paid to JPRE amounted to $967,173 and $943,234 for the years ended December 27, 2014 and December 28, 2013, respectively.

(c)	FISCAL YEAR

The Company generally maintains its books using a 52-53 week year that ends on the last Saturday of December. The years ended December 27, 2014 and December 28, 2013 consisted of 52 weeks. All references to years relate to fiscal years rather than calendar years.

(d)	MANAGEMENT’S USE OF ESTIMATES

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to use certain estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses during the reporting period. Although management believes its estimates are appropriate, changes in assumptions utilized in preparing such estimates could cause these estimates to change sometime in the future.

6

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(e)	CASH

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally-insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk regarding cash.

(f)	TRADE AND OTHER RECEIVABLES

Receivables are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The allowance for doubtful accounts is estimated based on historical collection trends, type of customer, the age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. Past due receivable balances are written-off when internal collection efforts have been unsuccessful in collecting the amount due.

(g)	INVENTORY

Inventory is valued at the lower of cost or market using the weighted average method of determining cost.

(h)	PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation has been provided by using the straight-line method over the estimated useful lives of the assets as follows:

Building	39 Years
Computer Equipment & Software	3-10 Years
Warehouse Improvements and Equipment	3-15 Years

The cost of maintenance and repairs is charged to operations as incurred while renewals and betterments are capitalized.

The Company capitalizes certain internal costs, including payroll costs, incurred in connection with the development of software for internal use. These costs are capitalized beginning when the Company has entered the application development stage and ceases when the software is substantially complete and ready for its intended use. Costs incurred for enhancements that are expected to result in additional features or functionality are capitalized and expensed over the estimated useful life of the enhancements.

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(i)	GOODWILL AND INTANGIBLE ASSETS

The excess of the purchase price over the fair market value of identifiable assets acquired, net of liabilities assumed, is recorded as goodwill.

Intangibles with finite useful lives are carried at estimated fair value at the date of the business combination, net of accumulated amortization. These assets are assessed for impairment upon the occurrence of a triggering event. Amortization has been provided by using the straight-line method over the estimated useful lives of the assets as follows:

Marketing Intangibles	10 Years

(j)	LONG-LIVED ASSETS

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate the book value of an asset may not be recoverable. An impairment loss is recognized when the sum of the undiscounted future cash flows is less than the carrying amount of the assets, in which case a write-down is recorded to reduce the related asset to its estimated value. No such impairment losses have been recognized for the years ended December 27, 2014 and December 28, 2013.

(k)	DEFERRED SALES

Sales billed or cash received in advance of actual delivery are deferred and recorded as income in the period in which the related deliveries are made.

(l)	MERCHANDISE CREDITS AND GIFT CARD LIABILITIES

The Company maintains a liability for unredeemed gift cards, gift certificates and merchandise credits until the earlier of redemption, escheatment or a maximum of two years. The Company has concluded that the likelihood of these liabilities being redeemed beyond two years from the date of issuance is remote.

(m)	SHIPPING AND HANDLING COSTS

The Company includes shipping and handling fees billed to customers in net sales. Shipping and handling costs are expensed as incurred and included in cost of sales.

8

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(n)	ADVERTISING

The Company expenses advertising costs as they are incurred, except for direct-response advertising, which is capitalized and amortized over its expected period of future benefits. Direct-response advertising consists primarily of catalog book production, printing, and postage costs. They are capitalized and amortized over the expected life of the catalog, not to exceed six months. As of December 27, 2014 and December 28, 2013, capitalized direct-response costs totaling $622,123 and $1,083,990, respectively, are included in prepaid expenses and other current assets. Total advertising costs for the years ended December 27, 2014, and December 28, 2013 amounted to $5,724,578 and $5,778,926, respectively.

(o)	STOCK-BASED COMPENSATION

The Company accounts for stock-based awards to employees using the fair value method using a Black-Scholes valuation model.

Determining the estimated fair value of share-based awards is subjective in nature and involves the use of significant estimates and assumptions, including the term of the share-based awards, risk-free interest rates over the vesting period, expected dividend rates, the price volatility of the company’s shares and forfeiture rates of the awards. The Company bases its fair value estimates on assumptions it believes to be reasonable but that are inherently uncertain. Stock-based compensation expense for the periods ended December 27, 2014 and December 28, 2013 was not material to the consolidated financial statements and, thus, was not recorded.

(p)	INCOME TAXES

Income taxes are provided on income reported in the consolidated financial statements and adjusted for transactions that do not enter the computation of income tax payable.

Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying currently enacted statutory tax rates applicable to future years’ differences between the consolidated financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in the period that includes the enactment date.

A valuation allowance is provided against deferred income tax assets when their estimated realization is uncertain.

The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(p)	INCOME TAXES (continued)

The Company is subject to U.S. federal and state income tax examinations by tax authorities for the period ended December 25, 2010, which represents the company’s first taxable year of operations, and for all subsequent operating years through December 27, 2014.

JPPA is a C corporation for federal and state income tax purposes.

JPRE is a limited liability company and has elected to be taxed as a partnership for income tax purposes. Accordingly, income is allocated and taxed to its members in their respective income tax returns.

(q)	VARIABLE INTEREST ENTITIES (VIEs)

VIEs are primarily entities that lack sufficient equity to finance their activities without additional subordinated financial support from other parties or whose equity holders as a group lack certain power, obligations, or rights. Management analyzes the Company’s variable interests including loans, guarantees, and equity investments, to determine if the Company has any variable interests in variable interest entities. This analysis includes both qualitative and quantitative reviews. Qualitative analysis is based on an evaluation of the design of the entity, its organizational structure including decision making ability, and financial agreements. Quantitative analysis is based on the entity’s forecasted cash flows. Generally accepted accounting principles require a reporting entity to consolidate a variable interest entity when the reporting entity has a variable interest that provides it with a controlling financial interest in the variable interest entity. The entity that consolidates a variable interest entity is referred to as the primary beneficiary of that variable interest entity. The Company uses qualitative and quantitative analyses to determine if it is the primary beneficiary of variable interest entities.

Management has concluded that JPRE is a VIE and JPPA is the primary beneficiary of JPRE because (i) all of the equity owners of JPRE are considered related parties; (ii) the stockholders share power over the significant activities of JPRE; and (iii) JPPA’s activities are most closely associated with JPRE. Accordingly, the Company’s consolidated financial statements include the accounts of JPRE. The land and buildings included in property and equipment comprise substantially all of JPRE’s assets, and the long-term debt - bank comprises substantially all of its liabilities.

(r)	SUBSEQUENT EVENTS

The Company has evaluated events and transactions occurring subsequent to the consolidated balance sheet date of December 27, 2014, for items that should potentially be recognized or disclosed in these consolidated financial statements. The evaluation was conducted through March 27, 2015, the date these consolidated financial statements were available to be issued. No such material events or transactions were noted to have occurred.

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	2014	2013
Building	$4,800,000	$4,800,000
Land	1,200,000	1,200,000
Computer Equipment and Software	1,430,121	1,314,418
Warehouse Improvements and Equipment	317,795	245,086

TOTAL	7,747,916	7,559,504

Less: Accumulated Depreciation	(1,075,965)	(762,427)

PROPERTY AND EQUPIMENT (NET)	$6,671,951	$6,797,077

Depreciation expense charged to operations for the years ended December 27, 2014 and December 28, 2013 amounted to $313,538 and $293,644, respectively.

NOTE 3 – GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets consist of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
December 27, 2014:
Subject to Amortization:
Marketing Intangibles	$202,000	$(87,533)	$114,467

Net Subject to Amortization:
Goodwill	31,244	—	31,244

TOTAL GOODWILL AND INTANGIBLE ASSETS	$233,244	$(87,533)	$145,711

December 28, 2013:
Subject to Amortization:
Marketing Intangibles	$202,000	$(67,333)	$134,667

Net Subject to Amortization:
Goodwill	31,244	—	31,244

TOTAL GOODWILL AND INTANGIBLE ASSETS	$233,244	$(67,333)	$165,911

Amortization expense charged to operations was $20,200 for the years ended December 27, 2014 and December 28, 2013. Estimated amortization expense for each of the ensuing five years is approximately $20,200. There were no other changes to goodwill and intangible assets during the years ended December 27, 2014 and December 28, 2013.

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 4 – INCOME TAXES

The provision for (benefit from) income taxes consists of the following:

	2014	2013
Current – Federal	$637,000	$—
Current – State	4,000	—
Prior Year Over-Provision	(276,000)	(92,000)
Deferred Income Tax Expense	203,000	—

PROVISION FOR (BENEFIT FROM) INCOME TAXES	$568,000	$(92,000)

Deferred tax assets (liabilities) are comprised of the following:

	December 27, 2014	December 28, 2013
DEFERRED TAX ASSETS:
Inventory	$160,000	$183,000
Allowance for Doubtful Accounts	14,000	22,000
Goodwill	263,000	263,000
Other Deferred Tax Assets	91,000	103,000
NOL Carryover	—	253,000
State Taxes	11,000	—

TOTAL DEFERRED TAX ASSETS	539,000	824,000

DEFERRED TAX LIABILITIES:
Property and Equipment	(351,000)	(288,000)
Other Deferred Tax Liabilities	(109,000)	(84,000)
Prepaid Expenses	(322,000)	(490,000)
State Taxes	—	(2,000)

TOTAL DEFERRED TAX LIABILITIES	(782,000)	(864,000)

NET DEFERRED INCOME TAX LIABILITIES	$(243,000)	$(40,000)

DEFERRED INCOME TAXES:
Current	$(53,000)	$(151,000)
Long-Term	(190,000)	111,000

NET DEFERRED INCOME TAX LIABILITIES	$(243,000)	$(40,000)

The difference between the provision for (benefit from) income taxes as a percentage of income before provision for (benefit from) income taxes and the federal statutory rate of 34% is due primarily to the prior year over year provision and state income taxes.

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 5 – LINE OF CREDIT

The Company has a revolving line of credit providing for maximum borrowings of $4,250,000. The line of credit is collateralized by substantially all the assets of the Company. Interest is payable monthly at LIBOR plus 2.75%. The line matures July 2016. There were no advances made from the line of credit at December 27, 2014 and December 28, 2013. Available financing subject to borrowing constraints under the line of credit at December 27, 2014 was $4,250,000. At December 27, 2014 the London Inter-Bank Offering Rate (LIBOR) was 0.25%.

The line of credit contains various covenants and restrictions including, but not limited to, maintenance of certain debt service and leverage ratios.

NOTE 6 – LONG-TERM DEBT – RELATED PARTIES

JPRE had subordinated secured promissory notes payable to minority stockholders of which $74,936 was repaid during the year ended December 28, 2013. JPRE had remaining subordinated secured promissory notes payable to BCP and other stockholders totaling $749, 185 as of December 28, 2013, which were repaid in full during t he year ended December 31, 2014.

JPRE was charged interest totaling $43,853 and $130,626 on these notes for the years ended December 27, 2014 and December 28, 2013, respectively.

NOTE 7 – LONG-TERM DEBT – BANK

Long-term debt – bank consists of the following:

	2014	2013
Note Payable (JPRE) - Bank; Collateralized by Substantially All of the Assets of the Company; Payable in Monthly Principal Installments of $33,333 Beginning February 2012; Remaining Balance Due June 30, 2014; Interest Payable Monthly at the Bank’s Prime Rate plus 3.75%; Refinanced June 10, 2014	$—	$2,469,984
Note Payable (JPRE) - Bank; Collateralized by Substantially All of the Assets of JPRE; Payable in Monthly Principal Installments of $33,334 Plus Annual Paydowns Equal to JPRE’s Net Cash Flow from Operations Due within 120 Days of the Company’s Year End. Remaining Balance Due June 5, 2019; Interest Payable Monthly at the LIBOR plus 3.5%	3,738,134	—

TOTAL	3,738,134	2,469,984

Less: Current Maturities	(400,008)	(2,469,984)

LONG-TERM DEBT - BANK	$3,338,126	$—

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J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 8 – PREFERRED STOCK

The Company’s preferred stock is entitled to a preferred return equal to the original issue price of each preferred share prior to any dividends or other payments are payable to common stockholders. Preferred shareholders also have conversion rights that allow each preferred share to be converted into a common share.

NOTE 9 – RELATED PARTY TRANSACTIONS

JPPA paid Blackstreet Capital Management, LLC (Blackstreet), a company related to BCP with some minority common ownership, a management fee for consulting and management services provided under an agreement executed on August 25, 2010 and amended on April 1, 2012 (the Management and Advisory Agreement). The total expense incurred for these services for the years ended December 27, 2014 and December 28, 2013, totaled $353,916 and $337,063, respectively, and is included in other expenses.

In June 2014, JPRE paid Blackstreet a finance fee of $80,000 in connection with the refinancing of certain credit facilities.

On June 27, 2011, JPPA entered into an agreement with Scrubs AC, Inc. (Scrubs) a company related to BCP with some minority common ownership, to provide management services. Under the terms of this agreement, Scrubs provided JPPA with financial, managerial, strategic, and operational advice in addition to assistance in connection with its day-to-day operations. The total expenses incurred for these services for the years ended December 27, 2014 and December 28, 2013 were $101,230 and $188,486, respectively, and are included in general and administrative expenses. As of December 27, 2014 and December 28, 2013, there was $6,534 and $21,707 due to Scrubs included in accounts payable, respectively. This agreement was amended on April 1, 2013 and further amended on April 14, 2014 and terminates upon mutual consent of both parties.

On June 1, 2013, JPPA entered into an agreement with Restorers Acquisition Inc. (RAI), a BCP II company related to the majority shareholder by some common ownership through different funds, to provide management services including finance, marketing, accounting, human resources, administration, information technology services and use of office space. During the years ended December 27, 2014 and December 28, 2013, JPPA charged $831,728 and $647,044, respectively, for labor and operational support and $43,200 and $32,700, respectively, for the use of certain office space in JPPA’s facility. As of December 27, 2014 and December 28, 2013, there was $118,458 and $86,297 due from RAI and is included in prepaid expenses and other current assets. The agreement with RAI was amended on October 1, 2014 and is terminable upon mutual consent of both parties.

14

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 10 – 401(K) PLAN

JPPA has a contributory 401 (K) profit sharing plan that covers substantially all employees of the company. All employees meeting certain age and service requirements may contribute a portion of their compensation up to the maximum allowed under applicable tax laws. JPPA made no contributions to the plan during the years ended December 27, 2014 and December 28, 2013. JPPA may also elect to make a discretionary profit sharing contribution to the plan. For the years ended December 27, 2014 and December 28, 2013, JPPA did not elect to make a profit sharing contribution to the plan.

NOTE 11 – WARRANTS

As of December 27, 2014 and December 28, 2013, the Company had a warrant outstanding which enables the majority stockholder to purchase shares of common stock in an amount equal to 25%, of the issued and outstanding common share capital of JPPA on a fully diluted basis, at a per share price equal to $0.01 per share. This warrant expires in 2025.

NOTE 12 – STOCK OPTIONS

On September 1, 2010, JPPA adopted the 2010 stock option plan (the plan). The plan provides for the award of stock options to purchase common and preferred stock of JPPA. The aggregate amount of common and preferred stock available for issuance under this plan may not exceed 10,000 and 5,000 shares, respectively. Options awarded vest over ten years with no vesting in the first year. The options will also vest immediately upon a sale of JPPA, once vested, the options may be exercised at any point for seven years.

Common stock option activity for 2014 and 2013 was as follows:

	Stock Options	Weighted- Average Exercise Price	Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at December 30, 2012	62.79	$0.75	9.5	$43

Granted	46.05	1,940.00	11.0	14,998

OUTSTANDING AT DECEMBER 28, 2013	108.84	821.24	9.13	15,041

Granted, Exercised or Forfeited	—	—	—	—

OUTSTANDING AT DECEMBER 27, 2014	108.84	$821.24	9.13	$15,041

15

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 12 – STOCK OPTIONS (continued)

The following assumptions were used in the Black-Scholes model to value the common stock options at grant date during the year ended December 28, 2013:

Expected Life	11 Years
Risk-Free Interest Rate	3.25%
Dividend Yield	0%
Expected Volatility	100%

Preferred stock option activity for 2014 and 2013 was as follows:

	Stock Options	Weighted- Average Exercise Price	Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at December 30, 2012	31.39	$296.86	9.5	$3,412

Granted	31.04	296.86	11.0	3,374

OUTSTANDING AT DECEMBER 28, 2013	62.43	296.86	9.2	6,786

Granted, Exercised or Forfeited	—	—		—

OUTSTANDING AT DECEMBER 27, 2014	62.43	$296.86	8.2	$6,786

The following assumptions were used in the Black-Scholes model to value the preferred stock options at grant date during the year ended December 28, 2013:

Expected Life	11 Years
Risk-Free Interest Rate	3.25%
Dividend Yield	8%
Expected Volatility	100%

The compensation expense related to the common and preferred stock options for the years ended December 27, 2014 and December 28, 2013 was not material to the consolidated financial statements and, thus, was not recorded.

16

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 27, 2014 and December 28, 2013

NOTE 13 – COMMITMENTS AND CONTINGENCIES

(a)	RESEARCH AND DEVELOPMENT AGREEMENT

During November 2011, JPPA entered into an agreement with Weeks Roses (Weeks), a third party wholesale grower of Bareroot roses, that is in effect until 2019. Weeks has agreed to perform research for JPPA and maintain JPPA’s research crop in exchange for a reduction in royalties to be paid to JPPA for growing JPPA’s patented roses. There is an option to renew the agreement for consecutive two year terms and the agreement calls for a 24 month notice prior to termination.

(b)	EMPLOYMENT CONTRACT

The Company has an employment agreement with an employee which provides the employee with additional compensation. These include the achievement of specific financial results as well as certain liquidity events as defined in the agreement.

17

J & P PARK ACQUISITIONS, INC.

AND SUBSIDIARY

SUPPLEMENTARY INFORMATION

YEARS ENDED DECEMBER 27, 2014

AND DECEMBER 28, 2013

18

10990 Wilshire Boulevard 16th Floor Los Angeles, CA 90024	310-873-1600 T 310-873-6600 F www.greenhassonjanks.com

INDEPENDENT AUDITOR’S REPORT

ON SUPPLEMENTARY INFORMATION

To the Board of Directors of

J & P Park Acquisitions, Inc. and Subsidiary

We have audited the consolidated financial statements of J & P Park Acquisitions, Inc. and Subsidiary as of and for the years ended December 27, 2014 and December 28, 2013, and our report thereon dated March 27, 2015, which expressed an unmodified opinion on those consolidated financial statements, appears on Page 1. Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The accompanying consolidating balance sheets and capitalization tables at December 27, 2014 and December 28, 2013, and consolidating statements of income for the years then ended are presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

March 27, 2015

Los Angeles, California

An independent member of HLB International, a worldwide network of accounting firms and business advisors.

19

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY CONSOLIDATING BALANCE SHEET December 27, 2014

	JPPA	JPRE	Eliminations	Consolidated
ASSETS

CURRENT ASSETS:
Cash	$2,979,647	$15	$—	$2,979,662
Accounts Receivable Trade (Net)	385,252	—	—	385,252
Inventory	1,880,772	—	—	1,880,772
Prepaid Expenses and Other Current Assets	992,783	45,788	—	1,038,571

TOTAL CURRENT ASSETS	6,238,454	45,803	—	6,284,257

PROPERTY AND EQUIPMENT (Net)	1,220,740	5,451,211	—	6,671,951

OTHER ASSETS:
Goodwill and Intangible Assets (Net)	145,711	—	—	145,711

TOTAL ASSETS	$7,604,905	$5,497,014	$—	$13,101,919

LIABILITIES AND NET WORTH

CURRENT LIABILITIES:
Accounts Payable	$2,222,486	$—	$—	$2,222,486
Accrued Expenses and Other Current Liabilities	871,278	20,379	—	891,657
Income Tax Payable	416,000	—	—	416,000
Deferred Sales	547,545	—	—	547,545
Merchandise Credits and Gift Card Liabilities	464,020	—	—	464,020
Deferred Income Taxes	53,000	—	—	53,000
Current Maturities of Long-Term Debt - Bank	—	400,008	—	400,008

TOTAL CURRENT LIABILITIES	4,574,329	420,387	—	4,994,716

OTHER LIABILITIES:
Deferred Income Taxes	190,000	—	—	190,000
Long-Term Debt - Bank	—	3,338,126	—	3,338,126

TOTAL OTHER LIABILITIES	190,000	3,338,126	—	3,528,126

TOTAL LIABILITIES	4,764,329	3,758,513	—	8,522,842

NET WORTH:
Common Stock/Units	45	6,339	(6,339)	45
Preferred Stock/Units	31	280,763	(280,763)	31
Additional Paid-In Capital	739,842	—	—	739,842
Retained Earnings	2,100,658	1,451,399	(1,451,399)	2,100,658
Non-Controlling Interest	—	—	1,738,501	1,738,501

TOTAL NET WORTH	2,840,576	1,738,501	—	4,579,077

TOTAL LIABILITIES AND NET WORTH	$7,604,905	$5,497,014	$—	$13,101,919

See Independent Auditor’s Report on Supplementary Information

20

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY CONSOLIDATING BALANCE SHEET December 28, 2013

	JPPA	JPRE	Eliminations	Consolidated
ASSETS

CURRENT ASSETS:
Cash	$1,826,417	$92,845	$—	$1,919,262
Accounts Receivable Trade (Net)	394,039	—	—	394,039
Inventory	1,960,741	—	—	1,960,741
Prepaid Expenses and Other Current Assets	1,396,291	29,620	(28,092)	1,397,819

TOTAL CURRENT ASSETS	5,577,488	122,465	(28,092)	5,671,861

PROPERTY AND EQUIPMENT (Net)	1,222,794	5,574,283	—	6,797,077

OTHER ASSETS:
Goodwill and Intangible Assets (Net)	165,911	—	—	165,911
Deferred Income Taxes	111,000	—	—	111,000

TOTAL OTHER ASSETS	276,911	—	—	276,911

TOTAL ASSETS	$7,077,193	$5,696,748	$(28,092)	$12,745,849

LIABILITIES AND NET WORTH

CURRENT LIABILITIES:
Accounts Payable	$3,597,963	$—	$—	$3,597,963
Accrued Expenses and Other Current Liabilities	650,342	—	(28,092)	622,250
Deferred Sales	587,198	—	—	587,198
Merchandise Credits and Gift Card Liabilities	399,639	—	—	399,639
Deferred Income Taxes	151,000	—	—	151,000
Current Maturities of Long-Term Debt - Bank	—	2,469,984	—	2,469,984

TOTAL CURRENT LIABILITIES	5,386,142	2,469,984	(28,092)	7,828,034

OTHER LIABILITIES:
Long-Term Debt – Related Party	—	749,185	—	749,185

TOTAL LIABILITIES	5,386,142	3,219,169	(28,092)	8,577,219

NET WORTH:
Common Stock/Units	45	6,338	(6,338)	45
Preferred Stock/Units	31	1,263,990	(1,263,990)	31
Additional Paid-In Capital	739,842	—	—	739,842
Retained Earnings	951,133	1,207,251	(1,207,251)	951,133
Non-Controlling Interest	—	—	2,477,579	2,477,579

TOTAL NET WORTH	1,691,051	2,477,579	—	4,168,630

TOTAL LIABILITIES AND NET WORTH	$7,077,193	$5,696,748	$(28,092)	$12,745,849

See Independent Auditor’s Report on Supplementary Information

21

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY CONSOLIDATING STATEMENT OF INCOME Year Ended December 27, 2014

	JPPA	JPRE	Eliminations	Consolidated

NET REVENUE	$32,306,912	$967,173	$(967,173)	$32,306,912

COST OF SALES	14,843,685	—	—	14,843,685

GROSS PROFIT	17,463,227	967,173	(967,173)	17,463,227

OPERATING EXPENSES:
Selling	8,317,780	—	—	8,317,780
General and Administrative	6,806,905	165,147	(967,173)	6,004,879

TOTAL OPERATING EXPENSES	15,124,685	165,147	(967,173)	14,322,659

INCOME FROM OPERATIONS	2,338,542	802,026	—	3,140,568

OTHER EXPENSES:
Interest Expense	52,264	203,101	—	255,365
Amortization	20,200	—	—	20,200
Management Fees – Blackstreet	353,953	—	—	353,953
Board of Director Fees	125,187	—	—	125,187
Other Expenses	69,413	87,575	—	156,988

TOTAL OTHER EXPENSES	621,017	290,676	—	911,693

INCOME BEFORE PROVISION FOR INCOME TAXES	1,717,525	511,350	—	2,228,875

Provision for Income Taxes	568,000	—	—	568,000

NET INCOME	1,149,525	511,350	—	1,660,875

Net Income Attributable to Non-Controlling Interest	—	—	511,350	511,350

NET INCOME ATTRIBUTABLE TO STOCKHOLDERS	$1,149,525	$511,350	$(511,350)	$1,149,525

See Independent Auditor’s Report on Supplementary Information

22

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY CONSOLIDATING STATEMENT OF INCOME Year Ended December 28, 2013
	JPPA	JPRE	Eliminations	Consolidated

NET REVENUE	$32,820,580	$943,234	$(943,234)	$32,820,580

COST OF SALES	16,296,257	—		16,296,257

GROSS PROFIT	16,524,323	943,234	(943,234)	16,524,323

OPERATING EXPENSES:
Selling	8,393,757	—	—	8,393,757
General and Administrative	7,123,339	131,541	(943,234)	6,311,646

TOTAL OPERATING EXPENSES	15,517,096	131,541	(943,234)	14,705,403

INCOME FROM OPERATIONS	1,007,227	811,693	—	1,818,920

OTHER EXPENSES:
Interest Expense	86,965	324,602	—	411,567
Amortization	20,200	—	—	20,200
Management Fees – Blackstreet	337,063	—	—	337,063
Board of Director Fees	132,870	—	—	132,870
One Time Costs	647,010	—	—	647,010
Other Expenses	13,923	18,333	—	32,256

TOTAL OTHER EXPENSES	1,238,031	342,935	—	1,580,966

INCOME BEFORE PROVISION FOR INCOME TAXES	(230,804)	468,758	—	237,954

Benefit from Income Taxes	(92,000)	—	—	(92,000)

NET INCOME (LOSS)	(138,804)	468,758	—	329,954

Net Income Attributable to Non-Controlling Interest	—	—	468,758	468,758

NET INCOME (LOSS) ATTRIBUTABLE TO STOCKHOLDERS	$(138,804)	$468,758	$(468,758)	$(138,804)

See Independent Auditor’s Report on Supplementary Information

23

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CAPITALIZATION TABLE

As of December 27, 2014

											Revised
											Own%
	Shared Held		Equity Own %		Fully Diluted Own %		Original / Strike Price			Warrants for	Common
Shareholder	Common	Preferred	Common	Preferred	Common	Preferred	Common	Preferred		Common (d)	w/Warrants
BCP II J&P, LLC	3,336.96	2,992.77	73.56%	97.76%	71.84%	95.81%	$0.75		$296.86	1,098.06	76.52%
BCA II J&P, LLC	1,095.39	—	24.15%	0.00%	23.58%	0.00%	$0.75		$—	—	18.90%
Minority Shareholder (a)	—	—	0.00%	0.00%	0.00%	0.00%	$0.75		$296.86	—	0.00%
Minority Shareholder (b)	—	—	0.00%	0.00%	0.00%	0.00%	$0.75		$296.86	—	0.00%
Minority Shareholder (c)	—	—	0.00%	0.00%	0.00%	0.00%	$1.939.71		$296.86	—	0.00%
Minority Shareholder	57.57	38.80	1.27%	1.27%	1.24%	1.24%	$0.75		$296.86	14.39	1.24%
Minority Shareholder	37.75	25.44	0.83%	0.83%	0.81%	0.81%	$0.75		$296.86	9.44	0.81%
Minority Shareholder	8.51	4.26	0.19%	0.14%	0.18%	0.14%	$0.75		$296.61	2.13	0.18%

Subtotal Outstanding Shares	4,536.18	3,061.27	100.00%	100.00%	97.66%	98.00%	NA	$	NA	1,124.02	97.65%

Options and Warrants:
Minority Shareholder (a)	50.23	25.11			1.08%	0.80%	$0.75		$296.86	12.56	1.08%
Minority Shareholder (b)	12.56	6.28			0.27%	0.20%	$0.75		$296.86	3.14	0.27%
Minority Shareholder (c)	46.05	31.04	NA	NA	0.99%	0.99%	$1.939.71		$296.86	11.51	0.99%

Subtotal Options and Warrants	108.84	62.43	NA	NA	2.34%	2.00%	NA	$	NA	27.21	2.35%

Total Fully Diluted Shares	4,645.02	3,123.70	NA	NA	100.00%	100.00%	NA		NA	1,151.23	100.00%

(a) Minority shareholder was granted options on January 1, 2011 for both preferred and common shares with a strike price of each of $296.86 and $0.75, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(b) Minority shareholder was granted options on August 15, 2011 for both preferred and common shares with a strike price of each of $296.86 and $0.75, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(c) Minority shareholder was granted options on January 1, 2013 for both preferred and common shares with a strike price of each of $296.86 and $1,939.71, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(d) Warrants are only exercisable if BCP II J&P, LLC does not earn a 30% return.

See Independent Auditor’s Report on Supplementary Information

24

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CAPITALIZATION TABLE

As of December 28, 2013

										Revised
										Own%
	Shared Held		Equity Own %		Fully Diluted Own %		Original / Strike Price		Warrants for	Common
Shareholder	Common	Preferred	Common	Preferred	Common	Preferred	Common	Preferred	Common (d)	w/Warrants
BCP II J&P, LLC	3,326.17	2,987.37	73.33%	97.59%	71.61%	95.64%	$0.75	$296.86	1,095.39	76.28%
BCA II J&P, LLC	1,095.39	—	24.15%	0.00%	23.58%	0.00%	$0.75	$—	—	18.90%
Minority Shareholder (a)	—	—	0.00%	0.00%	0.00%	0.00%	$0.75	$296.86	—	0.00%
Minority Shareholder (b)	—	—	0.00%	0.00%	0.00%	0.00%	$0.75	$296.86	—	0.00%
Minority Shareholder (c)	—	—	0.00%	0.00%	0.00%	0.00%	$1,939.71	$296.86	—	0.00%
Minority Shareholder	57.57	38.80	1.27%	1.27%	1.24%	1.24%	$0.75	$296.86	14.39	1.24%
Minority Shareholder	37.75	25.44	0.82%	0.82%	0.81%	0.81%	$0.75	$296.86	9.44	0.81%
Minority Shareholder	—	—	0.00%	0.00%	0.00%	0.00%	$0.75	$296.86	—	0.00%
Minority Shareholder	8.51	4.26	0.19%	0.14%	0.18%	0.14%	$0.75	$296.61	2.13	0.18%
Minority Shareholder	8.63	4.32	0.19%	0.14%	0.19%	0.14%	$0.75	$296.39	2.16	0.19%
Minority Shareholder	2.16	1.08	0.05%	0.04%	0.05%	0.03%	$0.75	$296.39	0.54	0.05%

Subtotal Outstanding Shares	4,536.18	3,061.27	100.00%	100.00%	97.66%	98.00%	NA	NA	1,124.05	97.65%

Options and Warrants:
Minority Shareholder (a)	50.23	25.11			1.08%	0.80%	$0.75	$296.86	12.56	1.08%
Minority Shareholder (b)	12.56	6.28			0.27%	0.20%	$0.75	$296.86	3.14	0.27%
Minority Shareholder (c)	46.05	31.04	NA	NA	0.99%	1.00%	$1,939.71	$296.86	11.51	1.00%

Subtotal Options and Warrants	108.84	62.43	NA	NA	2.34%	2.00%	NA	NA	27.21	2.35%

Total Fully Diluted Shares	4,645.02	3,123.70	NA	NA	100.00%	100.00%	NA	NA	1,151.26	100.00%

(a) Minority shareholder was granted options on January 1, 2011 for both preferred and common shares with a strike price of each of $296.86 and $0.75, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(b) Minority shareholder was granted options on August 15, 2011 for both preferred and common shares with a strike price of each of $296.86 and $0.75, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(c) Minority shareholder was granted options on January 1, 2013 for both preferred and common shares with a strike price of each of $296.86 and $1,939.71, respectively. These options vest 10% per year over 5 years with the balance vesting upon a liquidity event. The warrants for common shares are not available for exercise until such time as the associated options are exercised.

(d) Warrants are only exercisable if BCP II J&P, LLC does not earn a 30% return.

See Independent Auditor’s Report on Supplementary Information

25

J & P PARK ACQUISITIONS, INC. AND SUBSIDIARY

CAPITALIZATION TABLES

As of December 31, 2014

										Revised
										Own%
	Shared Held		Equity Own %		Fully Diluted Own %		Original / Strike Price		Warrants for	Common
Shareholder	Common	Preferred (b)	Common	Preferred	Common	Preferred	Common	Preferred (b)	Common (c)	w/Warrants
BCP II J&P, LLC	3,341.22	2,463.54	73.59%	97.75%	73.59%	97.75%	$1.41	$505.56	1,099.51	78.37%
BCA II J&P, LLC	1,096.81	—	24.15%	0.00%	24.15%	0.00%	$1.41	$—	—	19.36%
Minority Shareholder (a)	56.97	31.65	1.25%	1.26%	1.25%	1.26%	$1.27	$505.56	14.24	1.26%
Minority Shareholder (a)	37.36	20.75	0.82%	0.82%	0.82%	0.82%	$1.27	$505.56	9.34	0.82%
Minority Shareholder (a)	8.51	4.26	0.19%	0.17%	0.19%	0.17%	$1.27	$505.56	2.13	0.19%

Subtotal Outstanding Shares	4,540.87	2,520.20	100.00%	100.00%	100.00%	100.00%	NA	NA	1,125.22	100.00%

Options and Warrants:
None	—	—	NA	NA	0.00%	0.00%	$—	$—	—	0.00%

Subtotal Options and Warrants	—	—	NA	NA	0.00%	0.00%	NA	NA	—	0.00%

Total Fully Diluted Shares	4,540.87	2,520.20	NA	NA	100.00%	100.00%	NA	NA	1,125.22	100.00%

(a)	Non-fund investors can only exercise their warrants for common if BCP II J&P, LLC exercises the warrants.
(b)	Each preferred unit has a liquidation preference of $505.56.
(c)	Warrants are only exercisable if BCP II J&P, LLC does not earn a 30% return.

As of December 31, 2013

										Revised
										Own%
	Shared Held		Equity Own %		Fully Diluted Own %		Original / Strike Price		Warrants for	Common
Shareholder	Common	Preferred (b)	Common	Preferred	Common	Preferred	Common	Preferred (b)	Common (c)	w/Warrants
BCP II J&P, LLC	3,330.43	2,458.14	73.35%	97.54%	73.35%	97.54%	$1.41	$505.56	1,096.81	78.13%
BCA II J&P, LLC	1,096.81	—	24.15%	0.00%	24.15%	0.00%	$1.41	$—	—	19.36%
Minority Shareholder (a)	56.97	31.65	1.25%	1.26%	1.25%	1.26%	$1.27	$505.56	14.24	1.26%
Minority Shareholder (a)	37.36	20.75	0.82%	0.82%	0.82%	0.82%	$1.27	$505.56	9.34	0.82%
Minority Shareholder (a)	8.51	4.26	0.19%	0.17%	0.19%	0.17%	$1.27	$505.56	2.13	0.19%
Minority Shareholder (a)	8.63	4.32	0.19%	0.17%	0.19%	0.17%	$1.27	$505.56	2.16	0.19%
Minority Shareholder (a)	2.16	1.08	0.05%	0.04%	0.05%	0.04%	$1.27	$505.56	0.54	0.05%

Subtotal Outstanding Shares	4,540.87	2,520.20	100.00%	100.00%	100.00%	100.00%	NA	NA	1,125.22	100.00%

Options and Warrants:
None	—	—	NA	NA	0.00%	0.00%	$—	$—	—	0.00%

Subtotal Options and Warrants	—	—	NA	NA	0.00%	0.00%	NA	NA	—	0.00%

Total Fully Diluted Shares	4,540.87	2,520.20	NA	NA	100.00%	100.00%	NA	NA	1,125.22	100.00%

(a)	Non-fund investors can only exercise their warrants for common if BCP II J&P, LLC exercises the warrants.
(b)	Each preferred unit has a liquidation preference of $505.56.
(c)	Warrants are only exercisable if BCP II J&P, LLC does not earn a 30% return.

See Independent Auditor’s Report on Supplementary Information

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